Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Gold and Precious Metals Fund, a series of Scudder Mutual Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 3, 2006                          /s/Vincent J. Esposito
                                         ---------------------------
                                         Vincent J. Esposito
                                         President
                                         Scudder Gold and Precious Metals Fund,
                                         a series of Scudder Mutual Funds, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Gold and Precious Metals Fund, a series of Scudder Mutual Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 3, 2006                          /s/Paul Schubert
                                         ---------------------
                                         Paul Schubert
                                         Chief Financial Officer and Treasurer
                                         Scudder Gold and Precious Metals Fund,
                                         a series of Scudder Mutual Funds, Inc.